                                WARRANT AGREEMENT

     THIS WARRANT AGREEMENT (the "Agreement"), dated as of September 1, 1996, is made and entered into by and among Optel, Inc., a Delaware corporation (the "Company"), and James A. Kofalt (the "Warrantholder"). This Agreement is being executed in connection with the Separation and Consulting Agreement of even date herewith by and between the Company and the Warrantholder (the "Separation Agreement").

     The Company agrees, in consideration of the Warrantholder's entering into the Separation Agreement, to issue and sell, and the Warrantholder, by entering into the Separation Agreement, will receive warrants, as hereinafter described (the "Warrants"), to purchase up to 1,360 (the "Shares"), of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock"). The Purchase and sale of the Warrants shall occur contemporaneous with, and is subject to the closing of the Separation Agreement.

     In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder, for value received, hereby agree as follows:

     Section 1. Transferability and Form of Warrants.

     1.1. Registration. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

     1.2. Certain Limitations on Transfer. The Warrants and the Shares shall not be sold, assigned, tranferred or pledged except upon the conditions specified in this Agreement. The Warrants may not be transferred voluntarily and may only be transferred upon death, either by will or intestacy law, or otherwise by operation of law and only then if such transfer is made in accordance with the terms of this Agreement. The Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Warrants or the Shares, except for transferees in dispositions of Shares that are pursuant to an effective registration statement under the Act (as defined herein) or transferees in dispositions of Shares occurring after an IPO (as defined herein) pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act"), to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. The Warrants may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the term "Warrantholder" shall include any transferee or transferees of the Warrants or the Shares that is required to be bound by the terms hereof, and the term "Warrants" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, transfer or substitution pursuit to this Agreement. The Company may refuse to effect the transfer of the Warrants until the transferee of the Warrants executes a counterpart to this Agreement and it shall be a condition to any transfer that the transferee execute and deliverer to the Company a separate certificate that contains the representations and covenants in Section 11 hereof. The Warrantholder, by his receipt of a Warrant Certificate, agrees to be bound by and to comply with the terms of this Agreement. The Warrantholder represents and agrees, that the Warrant (and Shares if the Warrant is exercised) is purchased only for investment, for the Warrantholder's own account and without any present intention to sell, or with a view to distribution of, the Warrant or Shares.

     1.3. Form of Warrants. The text of the Warrants and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its President or by a Vice President, attested to by its Secretary or an Assistant Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

     The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, transfer or substitution.

     1.4. Legend on Warrants. Each Warrant Certificate shall bear the following legend:

          (a) "THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. SUCH WARRANTS MAY NOT BE SOLD OR TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS AND UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE WARRANT AGREEMENT COVERING THE PURCHASE OF THESE WARRANTS AND IMPOSING VARIOUS REQUIREMENTS, INCLUDING WITHOUT LIMITATION PROVISIONS RESTRICTING THEIR TRANSFER, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION."; and

          (b) any legend required by applicable state securities law.

          Any certificate issued at any time in exchange or substitution for any Warrant certificate bearing such legends shall also bear the above legends unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions. The Warrantholder consents to the Company's making a notation on his records and giving instructions to any registrar or transfer agent of the Warrants in order to implement the restrictions on transfer established in this Agreement.

     Section 2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates as so requested.

     Section 3. Term of Warrants; Exercise of Warrants.

          (a) Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time and from time to time during the period commencing on the Waiver Effective Date (as such term is defined in the Separation Agreement), and ending at 5:00 p.m. Dallas, Texas time, on August 31, 1999 (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, with signatures guaranteed and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of this Section 3 and Sections 7 and 8 hereof), but in no event for less than 100 Shares (subject to appropriate adjustment for any stock split recapitalization or similar event) for any Warrantholder (unless less than an aggregate of 100 Shares (subject to appropriate adjustment for any stock split, recapitalization or similar event) are then purchasable under all outstanding Warrants held by a Warrantholder. The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time (subject to the other provisions in this Section) in part and, in the event of a certificate evidencing the Warrants is exercised in respect of less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Warrants held by the Warrantholder will be issued by the Company. It shall be a condition to exercise that the Warrantholder execute and deliver a certificate to the Company containing the representations and covenants set forth in Section 11 hereof, which certificate must state that such representations and warranties are true and correct. If the Waiver Effective Date does not occur, then this Agreement will be terminated without further obligation by either party.

          (b) Payment by each Warrantholder of the aggregate Warrant Price due from him shall be made in cash or by immediately available funds, certified check or any combination thereof.

          (c) Upon such surrender of the Warrants and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the exercising Warrantholder and in such name or names as the exercising Warrantholder may designate (which in no way shall limit the transfer restrictions hereunder) a certificate or certificates for the number of full Shares, so purchased upon the exercise of this Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of surrender of the Warrants and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

     Section 4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the securities comprising the Shares; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any secondary transfer of the Warrants or of the securities comprising the Shares.

     Section 5. Mutilated or Missing Warrants. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount at the applicant's cost. Applicants for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     Section 6. Reservation of Shares. There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares and other securities as shall be requisite for such purpose. The

Company will keep a copy of this Agreement on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply every such transfer agent with duly executed stock and other certificates, as appropriate, for such purpose and will provide or otherwise make available any cash which may be payable as provided in
Section 9 hereof. On or before taking any action that would cause an adjustment pursuant to the terms of the Warrants resulting in an increase in the number of shares of Common Stock deliverable upon such conversion or exercise above the number thereof previously authorized, reserved and available therefor, the Company shall take all such action so required for compliance with this Section.

     Section 7. Warrant Price. The price per Share at which Shares shall be purchasable upon the exercise of the Warrants (the "Warrant Price") shall be $984, subject to adjustment as provided in this Agreement.

     Section 8. Adjustments of Number of Shares and Warrant Price. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          8.1. Adjustments The number of Shares purchasable upon the exercise of the Warrants shall be subject to adjustment as follows:

               (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its Common Stock other securities of the Company, the number of Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above had the Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 8.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (b) No adjustment in the number of Shares purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least three percent in the number of Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which by reason of this subsection 8.1(b) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

               (c) Whenever the number of Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

               (d) Whenever numbers of Shares purchasable upon the exercise of the Warrants is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of Shares purchasable upon the exercise of the Warrants after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

               (e) For the propose of this Section 8.1, the term "Common Stock" shall mean (i) the class of stock designated as the Class A Common Stock of the Company at the date of this Agreement or (ii) any other class of stock resulting from successive change or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.
          In the event that at any time, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to purchase any securities of the Company other than Common Stock, thereafter the number of such other securities so purchasable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 8.

          8.2. No Adjustment for Certain Matters. During the term of the Warrants or upon the exercise of the Warrants, no adjustment shall be made
     (i) in respect of any dividends or distributions, except as specifically provided in subsection 8.1(a) or (ii) in respect of the consummation of any dissolution, liquidation or winding up of the Company or a consolidation, merger, share exchange or similar business combination or sale of its property, assets and business as an entirety or substantially as an entirety. Without limiting the generality of the foregoing, the Company shall have no obligation to cause any purchase or successor by merger, sale of assets or similar business combination to assume the obligations under this Agreement.

          8.3.Statement on Warrant Certificates. Irrespective of any adjustments in the number of securities issuable upon exercise of Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant certificates initially issuable pursuant to this Agreement.

     However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant certificate thereafter issued, whether upon registration or transfer of, or in exchange or substitution for, an outstanding Warrant certificate, may be in the form so changed.

     Section 9. Fractional Interests; Fair Value. The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the then Fair Value of the Common Stock multiplied by such fraction. As used herein, the term "Fair Value" of the Common Stock or other Securities or other property shall mean the fair value as determined in good faith by the Company's Board of Directors, which determination shall be binding upon the Warrantholder; provided, however, that after the closing date of an initial public offering of Common Stock pursuant to a registration statement filed with and declared effective by the SEC (an "IPO"), Fair Value of the Common Stock for any day shall mean the last sales price, regular way, on such day or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, in either case as reported in the principal transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on any national securities exchange but sales price information is reported for such security, as reported by The Nasdaq Stock Market ("Nasdaq") National Market or such other self-regulatory organization or registered securities information processor (as such terms are used under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that then reports information concerning such security, or, if sales price information is not so reported, the average of the high bid and low asked prices in the over-the-counter market on such day, as reported by Nasdaq or such other entity, or, if on such day such security is not quoted by any such entity, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. If on such day no market maker is making a market in such security, the fair value of such security on such day as determined in good faith by the board of Directors of the Company shall be used.

     Section 10. No right as Stockholder; Notices to Warrantholder. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder or his transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, call meetings, consent or receive notices as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter or imposing any fiduciary or other duty on the Company, its officers or directors, in favor of the Warrantholder, all of which rights and duties are expressly disclaimed and waived by the Warrantholder.

     Section 11. Securities laws; Restrictions on Transfer of Shares; Registration Rights.

          11.1.

               (a) Compliance with Securities Act. The Warrantholder agrees that this Warrant and the related Shares (each of the Warrant and the Shares being referred to herein as a "Security" and together, "Securities") are being acquired for investment and that such Warrantholder will not purchase, offer, sell or otherwise dispose of any of the Securities except under circumstances which will not result in a violation of the Act. In order to exercise this Warrant, the Warrantholder must be able to confirm and shall confirm in writing, by executing a certificate to be supplied by the Company, all of the representations and other covenants contained in this Agreement, including that the Securities so purchased are being acquired for investment and not with a view toward distribution or resale. The Securities (unless registered under the Act) shall be stamped or imprinted with, in addition to any other appropriate or required legend, a legend in substantially the following form.


                   "THE SECURITIES EVIDENCED HEREBY HAVE NOT
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF
                  1933, AS AMENDED, OR ANY STATE SECURITIES
                  LAWS. SUCH SECURITIES MAY NOT BE SOLD OR
                  TRANSFERRED UNLESS REGISTERED OR QUALIFIED
                  UNDER SAID ACT AND APPLICABLE STATE
                  SECURITIES LAWS OR UNLESS THE CORPORATION
                  RECEIVES AN OPINION OF COUNSEL FOR THE
                  HOLDER, REASONABLY SATISFACTORY TO THE
                  CORPORATION, STATING THAT SUCH SALE OR
                  TRANSFER IS EXEMPT FROM THE REGISTRATION AND
                  PROSPECTUS DELIVERY REQUIREMENTS OF SAID
                  ACT. COPIES OF THE AGREEMENT COVERING THE
                  PURCHASE OF THESE SECURITIES THAT RESTRICT
                  THEIR TRANSFER AND PROVIDE, FOR CERTAIN
                  VOTING AGREEMENTS AND RIGHTS OF FIRST
                  REFUSAL MAY BE OBTAINED AT NO COST BY
                  WRITTEN REQUEST MADE BY THE HOLDER OF RECORD
                  OF THIS CERTIFICATE TO THE SECRETARY OF THE
                  CORPORATION AT THE PRINCIPAL EXECUTIVE
                  OFFICES OF THE CORPORATION."

          Any certificate for Shares issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued to a transferee upon completion of a public distribution pursuant to a registration statement under the Act or upon completion of a sale occurring after an IPO under Rule 144 under the Act of the securities represented thereby) shall also bear the above legends unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions. The Warrantholder consents to the Company making a notation on his records and giving instructions to any registrar or transfer agent of the Common Stock in order to implement the restrictions on transfer established in this Agreement.

          In addition, the Warrantholder specifically represents to the Company both at the time of initial purchase of the Warrant and at those future times as specified herein:

               (i) Prior to entering into the Separation Agreement, the original Warrantholder was the Chairman of the Board of the Company and as of the date of this Agreement remained as a director of the Company. The Warrantholder has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect his own interests. The Warrantholder is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated under the Act. The Warrantholder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities. The Warrantholder is acquiring the Securities for his own account for investment purposes only not as a nominee or agent and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act. The Warrantholder is acquiring the Securities for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder acknowledges the Company's obligation to include the Shares in certain registration statements as set forth in the Warrant Agreement, the effectiveness of which registration statements may be required for the resale of the Shares. Without limiting the generality of the preceding sentences of this Section, the Warrantholder has not offered or sold any portion of the Securities to be acquired by such Warrantholder and has no present intention of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, and in particular the Warrantholder has no current intention to resell the Shares under such registration statements nor would he have such intention if such registration statements were effective as of the date of this representation. The Warrantholder understands that investment in the Securities is subject to a high degree of risk. the Warrantholder can bear the economic risk of his investment, including the full loss of his investment, and by reason of his business or financial experience or the business or financial experience of his professional advisors has the capacity to evaluate the merits and risks of his investment and protect his own interest in connection with the purchase of the Securities. The Warrantholder represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. If other than an individual, the Warrantholder also represent he has not been organized for the purpose of acquiring the Securities. The Warrantholder's purchase is not and will not be part of a plan or scheme to evade the registration requirements of the Act.

               (ii) The Warrantholder understands that the Securities have not been and, except as provided in this Agreement with respect to the sale of the Shares to third parties, will not be registered under the Act or any applicable state securities law in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrantholder's investment intent as expressed herein and the accuracy of the Warrantholder's representations as expressed herein and the Warrantholder will furnish the Company with such additional information as is reasonably requested by the Company in connection with such exemption.

               (iii) The Warrantholder further understands that the Securities must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the Warrantholder understands that the Company is under no obligation to and does not expect to register the Securities except as provided for in this Agreement with respect to the Shares.

               (iv) The Warrantholder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company; the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

               (v) The Warrantholder further understands that at the item he wishes to sell the Securities, it is possible that there will be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirement of Rule 144, and that, in such event, the Warrantholder may be precluded from selling the Securities under Rule 144 even if the minimum holding period had been satisfied.

               (vi) the Warrantholder further understands that in the event all of the requirements of Rule 144, are not satisfied, registration under the Act or compliance with registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such actions do so at their own risk.

               (vii) the Warrantholder has had a reasonable opportunity to ask questions relating to the Company' business, management and financial affairs with the Company's management, customers and other parties, and the Warrantholder has received satisfactory responses to the Warrantholder's inquires. The Warrantholder is not, and has not been within the ninety (90) days prior to the closing date of the purchase of the Securities, a broker or dealer of securities. To the best of his knowledge, (i) the Warrantholder was contacted regarding the sale of the Securities by a person or entity with whom the Warrantholder had a prior relationship and (ii) no securities were offered or sold to him by means of any form of general solicitation or general advertising, and in connection therewith the Warrantholder: did not
          (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar, meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

          (b) Disposition of Securities. There shall be no transfer of Warrants except for transfer at death as set forth in Section 1.2. The transferee any Warrants must give notice to the Company of such transfer. Until such notice is given, the transferee shall forfeit has right to exercise his registration rights hereunder. With respect to any offer, sale or other disposition of any Securities that are not registered under the Act, the Warrantholder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Warrantholder's counsel to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Securities and indicating whether or not under the Act, certificates for the Securities in question to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Such opinion and such counsel must be satisfactory to the Company in its reasonable judgment and such opinion shall state that it may be relied upon by counsel to the company, and any stock exchange or transfer agent. Promptly upon receiving such written notice and satisfactory opinion, if so requested, the Company shall notify such Warrantholder that such Warrantholder may sell or otherwise dispose of such Securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (b) that the opinion of counsel for the Warrantholder is not satisfactory to the Company, the Company shall so notify the Warrantholder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Each certificate representing the Securities thus transferred (except a transfer registered under the Act or a transfer of Shares, occurring after an IPO, pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c) Transferees Bound. Prior to any transfer of Shares (except a transfer registered under the Act or a transfer of Shares, occurring after an IPO, pursuant to Rule 144), the proposed transferee shall agree in writing with the Company to be bound by the terms of this Agreement (whether or not the Warrant has been exercised or otherwise outstanding) as if an original signatory hereto, and the proposed transferee must be able to and must deliver a certificate to the Company containing the representations and covenants as set forth in this subsection 11.1.

          (d) No Registration of Transferred Warrants. The Warrantholder is not entitled to any registration rights with respect to the transfer of the Warrants.

     11.2. Certain Definitions. As used in this Section 11, the following terms shall have the following meanings.

     "Affiliate" shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition "control," when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

     "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in the State of Texas.

     "Holder" shall mean the Warrantholder, and any person holding Registrable Securities to whom the registration rights under this Section 11 have been transferred in accordance with the terms hereof.

     "Majority Holders" shall mean any Holder(s) who in the aggregate are holders of not less than 51% of the then outstanding Registrable Securities.

     "Person" shall mean any person , individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

     The terms "register," "registered" and registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" shall mean (A) the Shares, and (B) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Shares; provided, however, that securities shall be treated as Registrable Securities only if and only for so long as they (I) have not been disposed of pursuant to a registration statement declared effective by the SEC,(II) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act, so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (III) are held by a Holder or a permitted transferee pursuant to the terms hereof, or (IV) the registration rights as to the Holders of such Registrable Securities have not expired pursuant to Section 11.4(i).

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 11.3 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, fees and expenses of counsel for the Company, and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

     "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions, transfer taxes and expense allowances applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

     11.3 Piggy-Back Registration Rights.

          (a) Registration Rights. Following the time of the exercise of a Warrant, the Holder of a Warrant Share thereby purchased shall be entitled to the "piggy-back" registration rights granted hereby. Except as otherwise provided in this Section 11.3, the registration rights granted hereby may be used one time only. If the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating to employee benefit plans, or (ii) a registration relating to a transaction subject to Rule 145 promulgated under the Act, the company will.

               (i) promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance) the Registrable Securities specified in a written requests or requests, (subject to the limitation of Section 11.3(b) below made within ten (10) days after receipt of such written notice from the Company, by the Holder.

               Such notification will be kept confidential by the Holder. If the Holder desires to include in any such registration statement all or any part of the Registrable Securities held by him, the Holders shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder.

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 11.3(a)(i). In such event the right of any Holders to registration pursuant to Section 11.3 shall be conditioned upon such Holders' participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided therein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreements in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 11.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the Registrable Securities to be included in such registration. In the event of a limitation (or elimination) on the number of shares to be included in a registration, then the Company shall so advise the Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among each Holder and all other persons with registration rights that have requested that shares held by them be registered. Such allocation shall be in proportion, as nearly as practicable, to the respective number of shares of Common Stock requested to be registered by each Holder and by such other persons. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to such Holder to the nearest 100 shares. If a holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution except in accordance with the terms of subsection 11.4(f)(vi). In the event that any Registrable Securities of a Holder are not included in a registration as a result of the limitation or elimination imposed by this subsection 11.3(b) then such Holder shall be entitled to one additional piggy-back registration right on the same terms as are provided in this Agreement.

     11.4 Registration Matters

          (a) Right to Terminate Registration. The Company or any other Person initiating a registration shall have the right for any reason and without liability to any Holder to terminate, suspend or withdraw any registration initiated by it under this Section 11 prior to or after the effectiveness of such registration whether or not a Holder has elected to include securities in such registration; provided, that any termination, suspension or withdrawal of a registration prior to effectiveness of such registration statement or after effectiveness but prior to the expiration of the period described in subsection 11.4(c)(i) below shall not count as the Holder's piggy-back registration hereunder.

          (b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
     Section 11 shall be borne by the Company. All Selling Expenses relating to the securities registered by or on behalf of the Holders shall be borne by such Holders.

          (c) registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the

     Company will, upon reasonable request, inform each Holder whose Shares are included in the registration as to the status of such registration, qualification and compliance. Subject to Section 11.4(a) above, at its expense, the Company will:

               (i) use its reasonable best efforts to keep such registration and any qualification or compliance under state securities laws which the Company determines to obtain, effective until at least the 90 days (excluding any days for which sales may not be made pursuant to Section 11.4(d)) after the effective date of the registration or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

               (ii) furnish such number of prospectuses and other documents incident thereto as the Holders from time to time may reasonably request.

          The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding anything to the contrary contained herein, at the Company's election the Company may cease to keep such registration, qualification or compliance effective with respect to a Holder's Registrable Securities , and the related registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144 under the Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable securities than held by such Holder.

          (d) Delay of sales

               (i) Each Holder will cease all sales of Registrable Securities if the Company believes that the filing of a requested registration statement at the time it is requested, or the offering and sale of Registrable Securities pursuant thereto, (A) would adversely affect a pending or proposed public offering of the Company's securities, or a material acquisition, or a transaction or negotiations, discussions or pending proposals with respect thereto or (B) would adversely affect the business, financial condition or prospects of the Company in view of the disclosures which may be required or advisable thereby; provided, however, that the Company's right to cause cessation of sales hereunder may be exercised on only one occasion within any 360-day period and in no event may cause cessation of sales hereunder for more than 90 days on such occasion.

               (ii) the Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to this Section

     11 as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

          (e) Indemnification.

               (i) The Company will indemnify each Holder, each of its officers, directors, employees, partners, each underwriter (if any) , legal counsel and accountants, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) or a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder, each of its officers, directors, employees, partners legal counsel and accountants, and each person controlling such holder, and each person who controls any such underwriter, for reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action as incurred; provided, however, that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus, offering circular or other document; and provided further that the Company will not be liable in any such case where the expense, claim, loss, damage or liability arises out of or is related to the failure of any Holder to comply with the covenants and agreement contained in this Agreement respecting sales of Registrable Securities; and provided further, that the indemnity with respect to any preliminary prospectus shall not inure to the benefit of any underwriter or seller of a security (or to the benefit of any person controlling such underwriter or seller) to the extent that any such claim, loss, damage or liability results from the fact that the definitive prospectus, as amended and supplemented, was not sent or delivered to the person asserting any such claims, losses, damages or liabilities at or prior to the written confirmation of the sale of Registrable Securities to such person and the untrue statement (or alleged untrue statement) or omission (or alleged omission) of a material fact contained in a preliminary prospectus was corrected in the definitive prospectus, as amended or supplemented, provided that the Company delivered the definitive prospectus, as amended or supplemented, to, such underwriter or seller on a timely basis to permit such delivery or sending.

               (ii) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of it directors, officers, employees, partners, legal counsel and accountants, each underwriter, if any, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any failure by each such Holder to comply with the covenants or agreements contained in this Agreement respecting the Registrable Securities and will reimburse the Company, such directors, officers, employees, partners, legal counsel and accountants for reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus, offering circular or other document; provided, however, that the indemnity with respect to any preliminary prospectus shall not inure to the person controlling such underwriter or seller) to the extent that such claim, loss, damage or liability results from the fact that the definitive prospectus, as amended and supplemented, was not sent or delivered to the person asserting any such claim, loss, damage or liability at or prior to the written confirmation of the sale of the Registrable Securities to such person and the untrue statement (or alleged untrue statement) or omission (or alleged omission) of a material fact contained in a preliminary prospectus was corrected in the definitive prospectus, as amended or supplemented, provided that the Company delivered the definitive prospectus, as amended or supplemented, to, such underwriter or seller on a timely basis to permit such delivery or sending.

               (iii) Each party entitled to indemnification under this subsection 11.4(e) the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, which shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

               (iv) If the indemnification provided for in this subsection 11.4(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all Holders offering shares in the offering (the "Selling Shareholders") on the other from the offering of the Company securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Shareholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Selling Shareholders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Shareholders on the other. the relative fault of the Company on the one hand and the Selling Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand and/or the Selling Shareholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this subsection 11.4(e) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection 11.4(e).

          (f) Covenants of Holder

               (i) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to such Holder, such prospectus will not contain untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statements contemplated by Section 11 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holders' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

               (ii) Each Holder agrees to notify the company, at any time when a prospectus relating to the registration statement contemplated by
          Section 11, is required to be delivered by it under the Act, of the occurrence of any event relating to such Holder which requires the preparation of a supplement or amendment to such Holder which requires the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading relating to such Holder, and such Holder shall promptly make available to the Company the information to enable the Company to prepare any such supplement or amendment. Each Holder also agrees that, upon delivery of any notice by it to the Company of the happening of any event of the kind described in the next preceding sentence of this subsection, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until its receipt of the copies of the supplemental or amended prospectus contemplated by this subsection, which the Company shall promptly make available to such Holder and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

               (iii) Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 11.

               (iv) Each Holder hereby covenants with the Company (1) not to make any sale of the Shares without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (2) if such Shares are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, on the Nasdaq National Market, in privately negotiated transactions, or in a combination of such method, to notify the Company at least five business days prior to the date on which such Holder first offers to sell any such Shares. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Rule 10(b)-6 under the Exchange Act or any other applicable rule, regulation or law.

               (v) Each Holder acknowledges and agrees that in the event of sales under a shelf registration statement under subsection 11.4 hereof the Registrable Securities sold pursuant to such registration statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such registration statements and (B) the requirement of delivering a current prospectus has been satisfied.

               (vi) Whether prior to or after the time the registration rights contemplated by Section 11 have terminated with respect to the Holders, each Holder agrees that it will not effect any sale, disposition or other transfer of Shares or Registrable Securities (whether or not its Shares or Registrable Securities are included in the registration) except pursuant to such registration statement, for a period of 180 days (or for such longer period as each executive officer of the Company personally agrees to be bound in a similar lock-up agreement) from the effective date of a registration statement in the case of an IPO and for a period 120 days (or for such longer period as each executive officer of the Company personally agrees to be bound in a similar lock-up agreement) from the effective date of a registration statement in the case of a secondary public offering; provided, however, that as to each such registration, the Holder's obligations shall be limited to be no greater than obligations of all executive officers and directors of the company pursuant to similar lock-up agreements. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Rule 10(b)-6 under the Exchange Act or any other applicable rule, regulation or law.

          (g) Transfer of Registration Rights. The rights to cause the Company to include Registrable Securities in a Registration Statement granted to the Holder by the Company under Section 11 may be assigned only to a transferee of the Warrants that receives the Warrants in a transfer made in accordance with this Agreement and who gives the notices required under this Agreement. The rights of the Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

          (h) Waivers and Amendments. With the written consent of the Company and the Majority Holders, any provision of Sections 11.3 and 11.4 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to each Holder, if any, who have not previously received notice thereof or consented thereto in writing.

          (i) Termination of Registration Rights. Notwithstanding any thing to the contrary contained herein, at the Company's election, the registration rights of any Holder shall expire, and the Company may cease to keep any registration, qualification or compliance effective with respect to any Registrable Securities, and at such time as such Holder may sell under Rule 144 under the Act in a three-month period all Registrable Securities then held by such Holder.

     Section 12. Notices. Any notice pursuant to this Agreement by the Company or by the Warrantholder or a Holder of Shares shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified or registered first class mail, return receipt requested and postage prepaid:

          (a) If to the Warrantholder or a Holder of Shares, addressed to James
     A. Kofalt, 50209 Manly, Chapel Hill, North Carolina 27514.

          (b) If to the Company, addressed to it at Optel, Inc., 1111 West Mockingbird Lane, Dallas, Texas 75247, Attention: Chief Executive Officer (with a copy to the General Counsel of the Company at the same address).

Each party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

     Section 13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrantholder or the Holder of Shares shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 14. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of said State applicable to contracts made and to be performed entirely within such state.

     Section 15. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrantholder and the Holders of Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholder and the Holders of Shares.

     Section 16. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     Section 17. Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Warrantholder having the right to acquire by virtue of holding the Warrants at least 50% of the Shares which are then issuable upon exercise of the then outstanding Warrants.

     Section 18. Termination of Company Obligations. Notwithstanding any other provision of this Agreement, all rights (but not the obligations) of any Warrantholder (including without limitation, both any successor to the original Warrantholder and any Holder of Shares) shall terminate and all obligations (but not all rights) of the Company shall terminate upon the first date that Mr. James A. Kofalt violates paragraphs 5 or 6 of the Separation Agreement.

     Section 19.Stockholders Agreement; Rights of First Refusal. In the event that the Warrant is exercised prior to an IPO, then the Warrantholder hereby agrees that he shall thereupon (and without any further action by the Warrantholder) become bound by the terms of the

Stockholders Agreement dated as of December 22, 1994 (the "Stockholders Agreement") among the Company VPC Corporation, Vanguard Communications, L. P. and Vanguard Communications, Inc. Any transfer by the Warrantholder of any Shares shall be subject to sections 6.4(a) and (b) and sections 6.6(a),(e) and
(f) of the Stockholders Agreement as if the term "Vanguard" in such sections (and only in such sections) referred to the Warrantholder. The Warrantholder shall be subject to the restrictions and obligations of the Stockholders Agreement in favor of the Company and other stockholders, but shall not be entitled to the benefits arising therefrom other than the rights to receive compensation upon the exercise of any purchase rights by another stockholder or third party.

     If the Shareholders Agreement is terminated prior to an IPO, all shares will nonetheless be (without any further action by the Warrantholder) subject to the right of first refusal on the same terms as Sections 6.4(a) and (b) of such Shareholders Agreement (the "Stockholder Provisions") which are incorporated herein and made a part hereof as fully as though set forth herein at length. In such event, the Stockholder Provisions shall be enforceable and effective in accordance with the terms of this Agreement (with such changes as may be necessary or appropriate to (i) conform the names of the designated parties in such sections to the names of the parties hereto and (ii) to provide that defined terms used in such sections have the same meanings herein as in the Stockholders Agreement as the case may be) irrespective of the time of termination of the term of the Stockholders Agreement. This second paragraph of
Section 19 shall be effective until the date of the closing an IPO.

     Upon the request of the Company, the Warrantholder will also enter a written agreement pursuant to which the Warrantholder further evidences his agreements as set forth in this Section.

     Section 20. Gender. The gender of words used in this Agreement shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

                                       OPTEL, INC.

                                       By: /s/ Rory Cole
                                          ------------------------------
                                       Name: Rory Cole
                                       Title: Chief Operating Officer


                                       JAMES A. KOFALT

                                      /s/ James A. Kofalt
                                          ------------------------------